UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 20, 2003

Date of Report
(date of earliest event reported)

PHARMCHEM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19371	77-0187280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 N. Beach Street, Haltom City, Texas		76137
(Address of principal executive offices)		(Zip Code)

(817) 605-5300

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On March 20, 2003, PharmChem, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1 Press Release dated March 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2003	PHARMCHEM, INC.

	By:	/s/ David A. Lattanzio

David A. Lattanzio
Vice President and Chief
Financial Officer